UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2013

HALOZYME THERAPEUTICS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32335	88-0488686
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-794-8889

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Matthew L. Posard was elected to the Board of Directors of Halozyme Therapeutics, Inc. on March 27, 2013. He was elected to the Class I of directors with terms ending in 2014, and will stand for election to the Board by the Company’s stockholders at the Company’s 2014 annual meeting of stockholders. The Board of Directors has not yet determined the committee(s) of the Board where Mr. Posard will serve. Mr. Posard will receive compensation for this services (currently consisting of cash retainers for Board and committee service and restricted stock awards) under our director compensation program applicable to all non-employee directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

March 28, 2013	By:	Jean I. Liu

Name: Jean I. Liu
Title: Vice President, General Counsel and Secretary